                                                                  EXHIBIT (e)(2)

                                                      LIFE INSURANCE APPLICATION
                                                                          PART B
                                                                NEW YORK VERSION

[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

[_] AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK, NEW YORK, NY

MEMBER COMPANIES OF AMERICAN INTERNATIONAL GROUP, INC.

The insurance company checked above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

                                                     PERSONAL INFORMATION

1.   Proposed Insured (COMPLETE SEPARATE PART B FOR EACH PROPOSED INSURED)

     Name _______________________________ Date of Birth __________________________ Social Security # _________________________

                                                       MEDICAL HISTORY

(INSTRUCTIONS: PLEASE ANSWER ALL MEDICAL HISTORY QUESTIONS. DO NOT LEAVE ANY QUESTIONS BLANK.)

2.   PHYSICIAN INFORMATION

     Name, address and phone number of the Proposed Insured's personal physician(s). (IF NO PERSONAL PHYSICIAN, PROVIDE NAME,
     ADDRESS AND PHONE NUMBER OF DOCTOR LAST SEEN.)

     Name _______________________________________________________Phone (___)__________________________________________________
     Address _______________________________________City, State __________________________ ZIP _______________________________
     Date, reason, findings and treatment at last visit_______________________________________________________________________
     _________________________________________________________________________________________________________________________
     _________________________________________________________________________________________________________________________
     _________________________________________________________________________________________________________________________

3.   BUILD

     A.   Admitted Height and Weight ___________________________ ft._______________________________ in.___________________ lbs

          (EXAMINERS: ALSO RECORD MEASURED HEIGHT AND WEIGHT ON EXAM PAGE 1.)

     B.   Has the Proposed Insured had any weight change in excess of 10 lbs. in the past year? [_] yes [_] no If yes, complete the following:

          Loss ______________________________________lbs. Gain ____________lbs. Reason _______________________________________

4.   FAMILY HISTORY

        AGE IF      AGE AT                                   HISTORY OF                         HISTORY OF
        LIVING      DEATH        CAUSE OF DEATH            HEART DISEASE?                        CANCER?
------------------------------------------------------------------------------------------------------------------------------
Father  _______    ________   ____________________  [_] No [_] Yes _____________  [_] No [_] Yes _____________ Type __________
                                                                   Age of Onset                  Age of Onset
Mother  _______    ________   ____________________  [_] No [_] Yes _____________  [_] No [_]Yes  _____________ Type __________
                                                                   Age of Onset                  Age of Onset
Brother _______    ________   ____________________  [_] No [_] Yes _____________  [_] No [_] Yes _____________ Type __________
                                                                   Age of Onset                  Age of Onset
Brother _______    ________   ____________________  [_] No [_] Yes _____________  [_] No [_] Yes _____________ Type __________
                                                                   Age of Onset                  Age of Onset
Sister  _______    ________   ____________________  [_] No [_] Yes _____________  [_] No [_] Yes  ____________ Type __________
                                                                   Age of Onset                  Age of Onset
Sister  _______    ________   ____________________  [_] No [_] Yes _____________  [_] No [_] Yes  ____________ Type __________
                                                                   Age of Onset                  Age of Onset

AGLC100566-NY-2006

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5.   PERSONAL HEALTH HISTORY

     A. Has the Proposed Insured ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

          1) heart disease, heart attack, chest pain, irregular heartbeat, heart murmur, high cholesterol, high blood pressure or other
               disorder of the heart?                             [_] yes [_] no

          2)   a blood clot, aneurysm, stroke, or other disease, disorder or
               blockage of the arteries or veins?                 [_] yes [_] no

          3)   cancer, tumors, masses, cysts or other such abnormalities?
                                                                  [_] yes [_] no

          4)   diabetes, a disorder of the thyroid or other glands or a disorder
               of the immune system, blood or lymphatic system?   [_] yes [_] no

          5)   colitis, hepatitis or a disorder of the esophagus, stomach,
               liver, pancreas, gall bladder or intestine?        [_] yes [_] no

          6)   a disorder of the kidneys, bladder, prostate or reproductive
               organs or sugar or protein in the urine?           [_] yes [_] no

          7)   asthma, bronchitis, emphysema, sleep apnea or other breathing or
               lung disorder?                                     [_] yes [_] no

          8) seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including a mental or nervous disorder?
                                                                  [_] yes [_] no

          9)   arthritis, muscle disorders, connective tissue disease or other
               bone or joint disorders?                           [_] yes [_] no

          (IF YES, LIST CONDITION AND PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE NUMBER OF DOCTOR; TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

          DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     B.   Is the Proposed Insured currently taking any medication, treatment or
          therapy or under medical observation?                   [_] yes [_] no

          (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE NUMBER OF DOCTOR; TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

          DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     C. Has the Proposed Insured in the past three years had but NOT sought treatment for:

          1)   fainting spells, nervous disorder, headaches, convulsions or
               paralysis?                                         [_] yes [_] no

          2)   any pain or discomfort in the chest or shortness of breath?
                                                                  [_] yes [_] no

          3)   disorders of the stomach, intestines or rectum, or blood in the
               urine?                                             [_] yes [_] no

          (IF YES, LIST CONDITION SUCH AS: DATE OF FIRST OCCURENCE; SYMPTOMS; AND HOW TREATED. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

          DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     D.   Has the Proposed Insured ever:

          1) sought or received advice, counseling or treatment by a medical professional for the use of alcohol or drugs, including
               prescription drugs?                                [_] yes [_] no

          2) used cocaine, marijuana, heroin, controlled substances or any other drug, except as legally prescribed by a physician?
                                                                  [_] yes [_] no

               (IF YES ANSWERED TO D1 OR D2, PLEASE PROVIDE DETAILS BELOW.)

     Type of Drug(s)/alcohol Product(s)_______________ Date last used___________ Name(s) of doctor/facility_______________________ Phone(__)________________
     Address ______________________City, State _______________ ZIP______________
     Treatment Dates____________________________________________________________
     Support group(s) _________________________Last date attended ______________
     Details of any drug or alcohol related arrests ____________________________

AGLC100566-NY-2006

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5.   PERSONAL HEALTH HISTORY (CONTINUED)

          E. Has the Proposed Insured ever been diagnosed as having or been treated by any member of the medical profession for AIDS Related Complex (ARC) or Acquired Immune Deficiency Syndrome (AIDS)?
                                                                  [_] yes [_] no

          (IF YES, PROVIDE DETAILS SUCH AS:DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE NUMBER OF DOCTOR; TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)
          DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

          F. Other than previously stated, in the past 10 years, has the Proposed Insured:

          1) been hospitalized, consulted a health care provider or had any
          illness, injury or surgery?                           [_] yes [_] no

          (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE NUMBER OF DOCTOR; TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)
          DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

          2) been advised to have any diagnostic test (exclude HIV testing),
          hospitalization or treatment that was NOT completed?    [_] yes [_] no

          (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE NUMBER OF DOCTOR; RECOMMENDED TESTS, MEDICATIONS OR TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.) DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

          3) received or claimed disability or hospital indemnity benefits or a pension for any injury, sickness, disability or impaired condition?
                                                                  [_] yes [_] no

          (IF YES, LIST CONDITION AND PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE NUMBER OF DOCTOR; TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.) DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     G.   Does the Proposed Insured have any symptoms or knowledge of any other
          condition that is NOT disclosed above?                  [_] yes [_] no

          (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE NUMBER OF DOCTOR; TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)
          DETAILS_______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

AGLC100566-NY-2006

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                            AGREEMENT AND SIGNATURES

I, the Proposed Insured signing below, agree that I have read the statements contained in this application and any attachments or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and if applicable, related attachments including supplement(s) and addendum(s); and (2) shall be the basis for any policy and any rider(s) issued. I understand that a copy of the application will be attached to the policy when issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

Except as may be provided in any Limited Temporary Life Insurance Agreement, I understand and agree that even if I paid a premium no insurance will be in effect under this application, or under any new policy or any rider(s) issued by the Company, unless or until all three of the following conditions are met: (1) the policy has been delivered and accepted; and (2) the full first modal premium for the issued policy has been paid; and (3) there has been no change in the health of the Proposed Insured(s) that would change the answers to any questions in the application before items (1) and (2) in this paragraph have occurred. I understand and agree that if all three conditions above are not met: (1) no insurance will begin in effect; and (2) the Company's liability will be limited to a refund of any premiums paid, regardless of whether loss occurs before premiums are refunded.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy or have been read the Notices to the Proposed Insured(s).

SIGNATURE OF PROPOSED INSURED

Signed at (CITY, STATE) ______________________________________________________ On (DATE) ________________________

X _______________________________________________________________________________________________________________
                        Proposed Insured (IF UNDER AGE 15, SIGNATURE OF PARENT OR GUARDIAN)

SIGNATURE(S) OF INTERVIEWER(S) - TO BE SIGNED BY ALL INTERVIEWERS, AS APPLICABLE

I certify that the information supplied by the Proposed Insured has been truthfully and accurately recorded on the Part B application.

IF AGENT RECORDED INFORMATION


___________________________________________________ ____________________________________  _______________________
 Writing Agent Name (PLEASE PRINT)                   Writing Agent #                       Date


X ________________________________________________ X_____________________________________________________________
   Writing Agent Signature                            Countersigned (LICENSED RESIDENT AGENT IF STATE REQUIRED)

IF TELE-INTERVIEWER RECORDED INFORMATION

__________________________________________________  ____________________________________  _______________________
Name (PLEASE PRINT)                                 Company                               Date

IF PARAMEDICAL EXAMINER/MEDICAL DOCTOR RECORDED INFORMATION

Examiner's Address ____________________________________________________ PARAMED: USE COMPANY STAMP BELOW.

Examiner's Phone # (______)____________________________________________

Examiner's Name _______________________________________________________

Examiner's Signature


X ____________________________________________ Date ___________________

AGLC100566-NY-2006

                                                   Page 4 of 4

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                                                    PHYSICAL MEASUREMENTS

1.   PROPOSED INSURED

     A.   Name _____________________________________________________________________________________________________________

     B.   Build: Measured Height (IN SHOES) ______ ft. __________ in. Weight (CLOTHED) __________lbs (PLEASE WEIGH INSURED.)

     C.   Are you currently taking Blood Pressure Medication(s)?                                              [_] yes [_] no

          Medication(s)_____________________________________________________________________________________________________
                       _____________________________________________________________________________________________________

          Blood Pressure (RECORD ALL READINGS.) If blood pressure exceeds 140/90, repeat reading at end of examination.*

                                    1ST READING   2ND READING   3RD READING   *REPEAT READING

                      Systolic BP    _________     _________     _________        _________
           Diastolic 5th Phase BP    _________     _________     _________        _________
                       Pulse Rate    _________     _________     _________        _________
          Irregularities Per Min.    _________     _________     _________        _________

          D.   Did you weigh Proposed Insured?                                                                [_] yes [_] no

          E.   Have any of the following been completed in conjunction with this exam?
               [_] Blood [_] Urine [_] EKG [_] Stress Test [_] Chest x-ray

          F.   Is appearance unhealthy or older than stated age?                                              [_] yes [_] no

          G.   Do you have any pertinent information not disclosed previously?                                [_] yes [_] no

               (DETAILS OF YES ANSWERS TO QUESTIONS F AND G)
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          H.   Are you related to the Proposed Insured by blood or marriage or do you have any business or professional
               relationship with the Proposed Insured? (IF YES, EXPLAIN.)                                     [_] yes [_] no

               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

                                             REPORT BY EXAMINING MEDICAL DOCTOR

INSTRUCTIONS TO DOCTOR:

To be completed in private by doctor only. Examination of heart and lungs must be with stethoscope against bare skin.

     1)   Heart

          a.   Is there any cyanosis, edema, or evidence of peripheral vascular disease, arteriosclerosis or other
               cardiovascular disorder?___________________________________________________________________    [_] yes [_] no

          b.   Is heart enlarged? (IF YES, DESCRIBE.)_____________________________________________________    [_] yes [_] no

          c.   Is murmur present? (IF YES, COMPLETE 1D.)__________________________________________________    [_] yes [_] no

          d.   Before exercise, murmur is:

               [_] Constant Transmitted to where?___________________________________________________________________________
               [_] Inconstant Localized at: [_] Apex [_] Base [_] Elsewhere

               [_] Systolic (GIVE DETAILS.)_________________________________________________________________________________
               [_] Diastolic Murmur grade: (PLEASE CIRCLE) 1/6  2/6  3/6  4/6  5/6  6/6
                   After valsalva, murmur is:
                   [_] Unchanged [_]Decreased [_] Increased [_] Absent

          Your impression __________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

AGLC100566-NY-2006

                                                                     Exam page 1

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
REPORT BY EXAMINING MEDICAL DOCTOR (CONTINUED)

     2)   Has this examination revealed any abnormality of the following: (PROVIDE DETAILS TO YES ANSWERS BELOW.)

          a)   Eyes, ears, nose, mouth and throat? (IF VISION OR HEARING IS MARKEDLY IMPAIRED, INDICATE DEGREE AND
               CORRECTION.)                                                                                   [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          b)   Endocrine system (INCLUDING THYROID)?                                                          [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          c)   Nervous system (INCLUDING REFLEXES, GAIT, PARALYSIS)?                                          [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          d)   Respiratory system?                                                                            [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          e)   Abdomen (INCLUDING SCARS)?                                                                     [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          f)   Genito-urinary system?                                                                         [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          g)   Skin (INCLUDING SCARS), lymph nodes, blood vessels (INCLUDING VARICOSE VEINS)?                 [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

          h)   Musculoskeletal system (INCLUDING SPINE, JOINTS, AMPUTATIONS, DEFORMITIES)?                    [_] yes [_] no
               DETAILS______________________________________________________________________________________________________
               _____________________________________________________________________________________________________________
               _____________________________________________________________________________________________________________

                                                          SIGNATURE

PARAMEDICAL EXAMINER/MEDICAL DOCTOR SIGNATURE

I certify that this exam was conducted the ____________ day of _______________ , 20 ________, at _____________ [_] am [_] pm

     Location of Exam ____________________________________________________ PARAMED: USE COMPANY STAMP BELOW.

     Examiner's Address __________________________________________________

     Examiner's Phone # (___)_____________________________________________

     Examiner's Name _____________________________________________________


     Examiner's Signature X
                            -----------------------------------------------

(AGENT SHOULD INFORM PARAMEDICAL EXAMINER/MEDICAL DOCTOR OF PROPER LOCATION TO SEND FORM UPON COMPLETION.)

AGLC100566-NY-2006

                                                                     Exam page 2